EXHIBIT 32.2




                                  CERTIFICATION
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002




     The undersigned, Wayne R. Bailey, the Chief Financial Officer of Fremont General Corporation (the "Company"), pursuant to 18 U.S.C.ss.1350, hereby certifies that, to the best of my knowledge:

          (i) the Quarterly Report on Form 10-Q for the period ended March 31, 2004 of the Company (the "Report") fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

          (ii) the financial statements and disclosures contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  May 10, 2004


                                       /s/  WAYNE R. BAILEY
                                       -----------------------------------------
                                       Wayne R. Bailey
                                       Executive Vice President, Treasurer
                                       and Chief Financial Officer